                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 ScanSoft, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                                 SCANSOFT, INC.
                               9 CENTENNIAL DRIVE
                               PEABODY, MA 01960
                                 (978) 977-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

     The Annual Meeting of Stockholders of ScanSoft, Inc. (the "Company") will be held at the Marriott Hotel, 8A Centennial Drive, Peabody, Massachusetts 01960, on May 14, 2004 at 9:00 a.m., local time, for the purpose of considering and acting upon the following proposals:

     (1) To elect eight (8) members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

     (2) To amend our Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 140,000,000, par value $0.001, to 280,000,000, par value $0.001;

     (3) To approve the amended and restated 2000 Stock Option Plan, which has been amended to among other things, increase the number of shares that may be issued under the Plan from 4,750,000 to 7,250,000, an increase of 2,500,000 shares;

     (4) To amend our 1995 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the Plan from 1,500,000 to 2,500,000, an increase of 1,000,000 shares;

     (5) To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004; and

     (6) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on March 15, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 9 Centennial Drive, Peabody, Massachusetts 01960 for ten days prior to the Annual Meeting.

     The Company's Annual Report on Form 10-K for the year ended December 31, 2003 accompanies this Notice of Annual Meeting of Stockholders and Proxy Statement.

                                          By Order of the Board of Directors

                                          (-s- Katharine A. Martin)

                                          KATHARINE A. MARTIN
                                          Secretary

Peabody, Massachusetts
April 14, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                 SCANSOFT, INC.
                               9 CENTENNIAL DRIVE
                               PEABODY, MA 01960
                                 (978) 977-2000
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 2004

     This Proxy Statement is furnished in connection with the solicitation by ScanSoft, Inc. (the "Company") on behalf of the Board of Directors (the "Board" or the "Board of Directors") of proxies for use at the Annual Meeting of Stockholders of the Company to be held on May 14, 2004 at 9:00 a.m., local time, at the Marriott Hotel, 8A Centennial Drive, Peabody, Massachusetts 01960 (the "Annual Meeting"). We intend to mail this proxy statement and the accompanying form of proxy to stockholders on or about April 14, 2004.

                                 VOTING RIGHTS

     Each share of Common Stock entitles the holder thereof to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. The Company's Series B Preferred Stock is not entitled to a vote on matters to be acted upon at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by U.S. Stock Transfer Corporation, the Inspector of Elections. Any proxy that is returned using the form of proxy enclosed will be voted in accordance with the instructions thereon, and if no instructions are given, will be voted (i) FOR the election of the director nominees as provided under Proposal 1 herein, (ii) FOR the amendment to the Company's Amended and Restated Certificate of Incorporation under Proposal 2 herein, (iii) FOR the approval of the amended and restated 2000 Stock Option Plan under Proposal 3 herein, (iv) FOR the amendments to the 1995 Employee Stock Purchase Plan under Proposal 4 herein, (v) FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors under Proposal 5 herein, and (vi) as the proxy holders deem advisable in their sole discretion on any other matters that may properly come before the Annual Meeting. A stockholder may indicate on the enclosed proxy or its substitute that it is abstaining from voting on a particular matter (an "abstention"). A broker may indicate on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"). Abstentions and broker non-votes are each tabulated separately.

     The Inspector of Elections will determine whether or not a quorum is present at the Annual Meeting. In general, Delaware law provides that a majority of the shares entitled to vote present in person or represented by proxy constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum.

     In determining whether a proposal has been approved, abstentions of shares that are entitled to vote are treated as present in person or represented by proxy, but not as voting for such proposal, and hence have the same effect as votes against such proposal, while broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal, except with respect to Proposal 2, for which such broker non-votes will be treated as a vote AGAINST Proposal 2.

                        RECORD DATE AND SHARE OWNERSHIP

     Holders of record of Common Stock as of the close of business on March 15, 2004 have the right to receive notice of and to vote at the Annual Meeting. On March 15, 2004, the Company had issued and outstanding 104,378,973 shares of Common Stock.

                                    PROXIES

     Proxies for use at the Annual Meeting are being solicited by the Company on behalf of the Board of Directors from its stockholders. Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and the election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 2005 Annual Meeting of Stockholders must comply with the requirements of SEC Rule 14a-8 and must be received by the Company no later than December 10, 2004, in order to be included in the Company's proxy statement and form of proxy relating to the meeting. A stockholder proposal or a nomination for director for the Company's 2005 Annual Meeting of Stockholders that is not to be included in the Company's proxy statement and form of proxy relating to the meeting must be received by the Company no later than February 14, 2005. The Company's bylaws require that certain information and acknowledgements with respect to the proposal be set forth in the stockholder's notice. A copy of the relevant bylaw provision is available upon written request to ScanSoft, Inc., 9 Centennial Drive, Peabody, Massachusetts 01960, Attention: Investor Relations. Further, our bylaws were filed as an Exhibit to our Annual Report on Form 10-K, filed with the SEC on March 15, 2004.

                            PROXY SOLICITATION COSTS

     The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or in person. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing. In addition, the Company has hired Strategic Stock Surveillance, LLC, a proxy solicitation firm, to assist us with the solicitation of votes. The Company will pay The Proxy Advisory Group of Strategic Stock Surveillance, LLC approximately $7,500, plus reasonable out-of-pocket expenses, for its services.

     The Annual Report of the Company on Form 10-K (which does not form a part of the proxy solicitation materials), containing the consolidated financial statements of the Company for the fiscal year ended December 31, 2003, is being distributed concurrently with this proxy statement to stockholders.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

     The Nominating Committee of the Board of Directors selected, and the Board of Directors approved, Paul A. Ricci, Robert M. Finch, Robert J. Frankenberg, John C. Freker, Jr., William H. Janeway, Katharine A. Martin, Mark B. Myers and Robert G. Teresi as nominees for election at the Annual Meeting of the Board of Directors. At the Annual Meeting, eight (8) directors will be elected to the Board. Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who, with the exception of Mr. Janeway, are presently directors of the Company. Messrs. Finch and Freker became directors in August of 2003 in connection with the acquisition of SpeechWorks International, Inc., and will stand for election as directors of ScanSoft for the first time at this year's Annual Meeting. Mr. Janeway is being nominated for election to our Board by Warburg Pincus LLC in connection with the transactions described herein under "Related Party Transactions." In the event that any nominee becomes unavailable, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified. Stuart R. Patterson tendered his resignation as an executive officer and director of the Company effective March 22, 2004.

INFORMATION REGARDING THE NOMINEES FOR ELECTION AS DIRECTORS

     The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of the nominees has been furnished to the Company by such nominees. Except as indicated, the nominees have had the same principal occupation during the last five years.

     Paul A. Ricci, 47, has served as the Company's Chairman since March 2, 1999 and our Chief Executive Officer since August 21, 2000. From January 1998 to August 2000, Mr. Ricci was the Vice President, Corporate Business Development of Xerox. Prior to 1998, Mr. Ricci held several positions within Xerox, including serving as President, Software Solutions Division and as President of the Desktop Document Systems Division. Between June 1997 and March 1999, Mr. Ricci served as Chairman of the Board of Directors of ScanSoft, Inc., which was then operating as an indirect wholly-owned subsidiary of Xerox.

     Robert M. Finch, 46, has served as a director of the Company since the consummation of the acquisition of SpeechWorks, International, Inc. in August 2003. Since April 2002, Mr. Finch has served as President of Cirpass, LLC, a telecommunications industry consulting firm. From March 2001 to April 2002, Mr. Finch served as Senior Vice President, Corporate Development for CIENA Corporation, a telecommunications equipment manufacturer. From February 2000 to February 2001, Mr. Finch served as Vice President, Operations for BroadBand Office, Inc., a provider of technology and communications solutions to businesses. From January 1996 to February 2000, Mr. Finch served as Vice President, Strategic Development for MCI WorldCom. Mr. Finch served as a Director of SpeechWorks International, Inc. from April 2000 until August 2003. Mr. Finch serves on our Audit Committee.

     Robert J. Frankenberg, 57, has served as a director since March 13, 2000. Since December 1999, Mr. Frankenberg has served as Chairman of Kinzan, Inc., an Internet Services software platform provider. From May 1997 to July 2000, Mr. Frankenberg served as the Chairman, President and Chief Executive Officer of Encanto Networks, Inc., a developer of hardware and software designed to enable creation of businesses on the Internet. From April 1994 to August 1996, Mr. Frankenberg was Chairman, President and Chief Executive Officer of Novell, Inc., a producer of network software. Mr. Frankenberg is a director of Electroglas, Inc., Extended Systems, Inc., National Semiconductor, and Secure Computing Corporation. Mr. Frankenberg serves as Chairman of our Audit Committee and also serves on our Compensation, Nominating and Governance Committees.

     John C. Freker, Jr., 46, has served as a director of the Company since the consummation of the acquisition of SpeechWorks, International, Inc. in August 2003. Since February 2003, Mr. Freker has served as President of the Customer Management Group of Convergys Corporation, a provider of integrated customer care and billing services. From September 1999 to February 2003, Mr. Freker served as Executive Vice President of Convergys Corporation. From September 1997 to September 1999, Mr. Freker was President of the Custom Solutions Group of Convergys Corporation. Prior to September 1997, Mr. Freker was President of the Custom Services Division of Matrixx Marketing, a predecessor of Convergys and a subsidiary of Cincinnati Bell. Mr. Freker serves on our Compensation Committee.

     William H. Janeway, 60, is being nominated for election to our Board by Warburg Pincus in connection with the transactions described herein under "Related Party Transactions." Mr. Janeway is a Vice Chairman of Warburg Pincus LLC and has been employed by Warburg Pincus LLC since July 1988. Prior to joining Warburg Pincus LLC, Mr. Janeway was Executive Vice President and a director at Eberstadt Fleming Inc. from 1979 to July 1988. Mr. Janeway is a director of BEA Systems, Inc., Indus International, Inc., Manugistics Group, Inc. and several privately held companies. Mr. Janeway holds a B.A. from Princeton University and a Ph.D. from Cambridge University, where he studied as a Marshall Scholar.

     Katharine A. Martin, 41, has served as a director since December 17, 1999. Since March 2, 1999, Ms. Martin has served as the Company's Corporate Secretary. Since September 1999, Ms. Martin has served as a Member of Wilson Sonsini Goodrich & Rosati, Professional Corporation. Wilson Sonsini Goodrich & Rosati serves as the Company's primary outside corporate and securities counsel. Prior thereto, Ms. Martin was a Partner of Pillsbury Madison & Sutro LLP. Ms. Martin serves as Chairman of our Governance Committee.

     Mark B. Myers, 65, has served as a director since March 2, 1999. Dr. Myers served as Senior Vice President, Xerox Research and Technology, responsible for worldwide research and technology from February 1992 until April 2000. Dr. Myers is presently a visiting faculty member at the Wharton School, The University of Pennsylvania. Dr. Myers serves as Chairman on our Nominating Committee and also serves on our Audit Committee.

     Robert G. Teresi, 62, has served as a director since March 13, 2000. Mr. Teresi served as the Chairman of the Board, Chief Executive Officer and President of Caere Corporation from May 1985 until March 2000. Mr. Teresi serves on our Governance Committee.

REQUIRED VOTE

     The eight (8) nominees receiving the highest number of affirmative votes of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors. Unless marked to the contrary, proxies received will be voted "FOR" management's nominees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

                   BOARD OF DIRECTOR MEETINGS AND COMMITTEES

     The Board of Directors held a total of 12 meetings during the fiscal year ended December 31, 2003. Each director attended at least 90% of the aggregate number of meetings of (i) the Board of Directors and (ii) the committees of the Board of Directors on which he or she served, with the exception of Mr. Freker who attended one (1) of two (2) meetings held since joining the Board of Directors in August 2003.

BOARD INDEPENDENCE

     The Board of Directors has determined that Ms. Martin and each of Messrs. Finch, Frankenberg, Freker, Janeway and Myers are independent within the meaning of the listing standards of the NASDAQ Stock Market.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has Audit, Nominating, Governance and Compensation Committees. Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors, and are non-employee directors. The following describes each committee, its current membership, the number of meetings held during fiscal year 2003 and its function.

AUDIT COMMITTEE

     The Company's audit committee consists of Messrs. Finch, Frankenberg, and Myers, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2003. Mr. Frankenberg serves as Chairman of the Audit Committee.

     The Board of Directors has determined that Mr. Frankenberg is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended. Mr. Frankenberg's relevant experience includes services as the Chief Executive Officer of Novell, Inc., where he actively supervised such company's principal financial officer, and as a member of several other audit committees.

     The Audit Committee reviews the engagement of the Company's independent auditors, reviews annual financial statements, considers matters relating to accounting policy and internal controls, reviews whether non-audit services provided by the independent auditors affect the accountants' independence and reviews the scope of annual audits in accordance with a written Audit Committee Charter.

     The Audit Committee Report is included in this Proxy Statement. In addition, the Board of Directors has adopted an Amended and Restated Charter for the Audit Committee, which is attached to this Proxy Statement as Annex B and is also available on the Company's Web site at http://www.scansoft.com/financial/governance.

NOMINATING COMMITTEE

     The Nominating Committee consists of Messrs. Frankenberg and Myers, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. Mr. Myers serves as the Chairman of the Nominating Committee.

     The Nominating Committee was established in August 2003 and did not meet during fiscal year 2003. The Board of Directors has recently adopted a written charter for the Nominating Committee, which is attached to this Proxy Statement as Annex A and is also available on the Company's Web site at http://www.scansoft.com/financial/governance.

     The mandate of the Nominating Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company. The Nominating Committee was formed to consider and periodically report on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees.

GOVERNANCE COMMITTEE

     The Governance Committee consists of Ms. Martin, Mr. Frankenberg and Mr. Teresi. Ms. Martin and Mr. Frankenberg are independent within the meaning of the listing standards of the NASDAQ Stock Market. Ms. Martin serves as the Chairman of the Governance Committee.

     The Governance Committee is to ensure that the Board of Directors and the Company have and follow appropriate governance standards. To carry out this purpose, the Governance Committee will: (1) develop and recommend to the Board the governance principles applicable to the Company; and (2) oversee the evaluation of the Board.

     The Governance Committee was established in February 2004.

COMPENSATION COMMITTEE

     The Company's Compensation Committee consists of Messrs. Frankenberg and Freker, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Compensation Committee reviews and recommends to the Board of Directors our compensation and benefit policies; and oversees, evaluates and approves compensation plans, policies and programs for our executive officers.

     The Compensation Committee held five (5) meetings during fiscal year 2003.

     The Compensation Committee Report is included in this Proxy Statement.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholder Nominees

     The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as well as candidates recommended for consideration by the Nominating Committee as described below under "Identifying and Evaluating Nominees for Directors." Any stockholder nominations must comply with the requirements of the Company's amended and restated bylaws and should include all information relating to such nominee as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended or any successor thereto (the "Exchange Act"), and such nominee's written consent to be named in the proxy statement as a nominee and to serve as a director if elected, as well as a written statement executed by such person acknowledging that as a director of the Company, such person will owe a fiduciary duty under the General Corporation Law of Delaware exclusively to the Company and its stockholders. In addition, they should be submitted within the time frame as specified under "Stockholder Proposals" above and addressed to: ScanSoft, Inc., Attention: General Counsel, 9 Centennial Drive, Peabody, Massachusetts 01960.

     A stockholder that instead desires to merely recommend a candidate for consideration by the Nominating Committee shall direct the recommendation in writing to ScanSoft, Inc., Attention: General Counsel, 9 Centennial Drive, Peabody, Massachusetts 01960, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person's ownership of Company stock.

Director Qualifications

     In discharging its responsibilities to nominate candidates for election to the Board of Directors, the Nominating Committee has not specified any minimum qualifications for serving on the Board of Directors. However, the Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in technology, finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board of Directors. The Nominating Committee seeks to assure that the Board of Directors is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company's values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

Identifying and Evaluating Nominees for Directors

     The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating Committee through current Board of Directors members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. As described above, the Nominating Committee considers properly submitted stockholder nominations and recommendations for candidates for the Board of Directors. Following verification of the stockholder status of persons proposing candidates, nominations and recommendations are aggregated and considered by the Nominating Committee. If any materials are provided by a stockholder in connection with the nomination or recommendation of a director candidate, such materials are forwarded to the Nominating Committee. The Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee has been or is an officer or employee of the Company. None of the Company's executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company's Board or Compensation Committee. No member of the Company's Board is an executive officer of a company in which one of the Company's executive officers serves as a member of the board of directors or compensation committee of that company.

ANNUAL MEETING ATTENDANCE

     Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend annual meetings of the Company. Two directors attended the 2003 annual meeting of stockholders.

COMMUNICATION WITH THE BOARD OF DIRECTORS

     Although we do not have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors by submitting an email to generalcounsel@scansoft.com or by writing to us at ScanSoft, Inc., Attention: General Counsel, 9 Centennial Drive, Peabody, Massachusetts 01960. Stockholders who would like their submission directed to a member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.

CODE OF ETHICS

     Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees on February 24, 2004. Our Code of Business Conduct and Ethics can be found at our website: http://www.scansoft.com/financial/governance. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Such a request should be made in writing and addressed to Investor Relations, ScanSoft, Inc., 9 Centennial Drive, Peabody, MA 01960. Further, our Code of Business Conduct and Ethics was filed as an Exhibit to our Annual Report on Form 10-K, filed with the SEC on March 15, 2004.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     Effective July 1, 2003, each non-employee director received an annual retainer fee of $25,000 for his or her services. In February 2004, upon the recommendation of the Compensation Committee, following its review of market data and other considerations, the Board of Directors approved an increase in director compensation. The increase in compensation is effective July 1, 2004. In addition to the annual retainer fee, each non-employee director will also receive compensation for each Board and committee meeting they attend ranging from $1,500-$2,000 for regular meetings and $750 for telephonic meetings. We are also authorized to reimburse directors for expenses in connection with attendance at meetings. The Chairman of the Audit Committee will also receive an annual retainer of $6,000 and the Chairmen of our other committees will receive an annual retainer of $3,000.

     Non-employee directors are also entitled to participate in the 1995 Directors' Stock Option Plan. The plan, as amended in June 2001, provides that each non-employee director will receive an initial option grant to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of the stock on the respective effective date of the grant. Each option is exercisable in installments, 25% each year beginning on the first anniversary of the grant so that the options are 100% exercisable four years after the effective date of the grant. The plan also provides for the automatic annual grant of stock options to purchase 15,000 shares of Common Stock to each non-employee director on January 1 of each year, provided that, on such date, he or she shall have served on the Board for at least six months. These annual grants become fully vested and exercisable on the first anniversary of the date of grant. On January 2, 2001, each non-employee director was granted an option to purchase 5,000 shares of Common Stock pursuant to the plan (which had not yet been amended). On January 2, 2002, each non-employee director was granted an option to purchase 15,000 shares of Common Stock pursuant to the plan at an exercise price of $4.45, the market price on that date, which amounted to 75,000 shares in the aggregate. On January 2, 2003, each non-employee director was granted an option to purchase 15,000 shares of Common Stock pursuant to the plan at an exercise price of $5.53, the market price on that date, which amounted to 60,000 shares in the aggregate. The June 2001 amendment also allowed for the non-automatic grant of an option to purchase 40,000 shares of Common Stock to all non-employee directors who were outside directors on January 23, 2001 ("Eligible Directors"). Accordingly, each Eligible Director received a grant of an option to purchase 40,000 shares on June 27, 2001 at an exercise price of $1.18, the market price on that date, which amounted to 160,000 shares in the aggregate. These June 27, 2001 options became fully vested and exercisable on June 27, 2002, the first anniversary of the date of grant.

            EXECUTIVE COMPENSATION, MANAGEMENT AND OTHER INFORMATION

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Wayne S. Crandall, 45, has served as the Company's Senior Vice President Sales and Business Development since January of 2002. Mr. Crandall served as Senior Vice President Sales and Marketing from November 2000 until December of 2001. From March 2000 to November 2000, Mr. Crandall was Senior Vice President Sales, and from March 1995 to March 2000, he was Vice President Sales and Channel Marketing. From January of 1993 until March 1995, Mr. Crandall was the Company's Managing Director of International Sales, Marketing and Operations based in the United Kingdom. From December 1989 until January of 1993, Mr. Crandall was Vice President of North American Sales for Xerox Imaging Systems, a wholly owned subsidiary of Xerox. From January of 1984 until December of 1989, Mr. Crandall was the Director of North American Sales for Kurzweil Computer Products. From 1978 until January of 1984, Mr. Crandall held several sales and marketing positions with Philips N.V., Lexitron, a Division of Raytheon and Savin Corporation. Mr. Crandall has tendered his resignation as Sr. Vice President Sales and Business Development of the Company effective March 31, 2004.

     Steven G. Chambers, 41, assumed the position of Division President of the Company's SpeechWorks(R) Solutions division on March 19, 2004. Mr. Chambers joined the Company in August 2003 as General Manager, Networks Business Unit in connection with the acquisition of SpeechWorks International, Inc. and was elected an executive officer on March 1, 2004. From September 1999 to August 2003, Mr. Chambers served as the Vice President, Marketing of SpeechWorks International, Inc. From December 1998 to September 1999, Mr. Chambers served as Chief Marketing Officer for Arbortext. From December 1997 to December 1998, Mr. Chambers served as General Manager, Chief Marketing Officer for Polycom, Inc. (formerly PictureTel Corporation). From January 1997 to December 1997, Mr. Chambers served as Vice President of Marketing for Vdonet Corporation. From January 1992 to January 1997, Mr. Chambers served as General Manager and Vice President of Product & Corporation Marketing for Polycom, Inc. (formerly PictureTel Corporation).

     David A. Gerth, 52, joined the Company in May 2003 as the Company's Vice President Finance and became Sr. Vice President and Chief Financial Officer in August 2003. From October 2002 to May 2003, Mr. Gerth was the Chief Financial Officer of Ember Corporation. From June 2001 to June 2002, Mr. Gerth was the Chief Financial Officer of Anysoft Corporation. From April 1997 to June 2001, Mr. Gerth was the Chief Financial Officer of Allaire Corporation.

     Jeanne F. McCann, 53, has served as the Company's Senior Vice President of Research and Development since September 2003. Ms. McCann served as Senior Vice President Speech Research and Development from December 2001 to September 2003. From June 2000 to December 2001, Ms. McCann served as Senior Vice President, Development -- SLS Division of Lernout & Hauspie. From July 1998 to June 2000, Ms. McCann served as Vice President, Development for Dragon Systems, Inc., and from March 1997 to July 1998, as Vice President, Development for Eastman Software, Inc.

     Richard S. Palmer, 53, has served as the Company's Senior Vice President Corporate Development since August 2003 when he stepped down as an executive officer. Mr. Palmer was Senior Vice President and Chief Financial Officer from May 2000 until August 2003. From July 1994 to April 2000, Mr. Palmer was the Director of Corporate Development at Xerox Corporation. Prior to that, Mr. Palmer worked in a number of financial management positions at Xerox including Vice President of Business Analysis for Xerox Financial Services, Inc., Corporate Assistant Treasurer, and Manager of Planning and Pricing for Xerox's Latin American Operations.

     Stuart R. Patterson, 47, joined the Company in August 2003 as President in connection with the acquisition of SpeechWorks International, Inc. Mr. Patterson served as President of SpeechWorks International, Inc. from September 1997 until August 2003 and was Chief Executive Officer and a director of

SpeechWorks International, Inc. from May 1998 to August 2003. Mr. Patterson has tendered his resignation as President and director of the Company effective March 22, 2004.

     Michael S. Phillips, 42, joined the Company as Chief Technology Officer in August 2003 in connection with the acquisition of SpeechWorks International, Inc. From September 1994 to August 2003, Mr. Phillips served as Chief Technology Officer of SpeechWorks International, Inc.

     Robert J. Weideman, 45, became the Sr. Vice President -- Productivity Applications Business Unit in August 2003. From August 2002 to August 2003, Mr. Weideman served as the Company's Chief Marketing Officer and Senior Vice President. Mr. Weideman served as the Company's Vice President, Marketing from November 2001 to August 2002. From February 1999 until November 2001, Mr. Weideman was Vice President of Marketing for Cardiff Software, Inc. From August 1994 to January 1999, Mr. Weideman was Vice President of Marketing for TGS N.V. (TGS Inc., Europe).

EXECUTIVE COMPENSATION

     The following table provides certain summary information for the fiscal years 2003, 2002 and 2001 concerning compensation earned by the Company's Chief Executive Officer, by the Company's four other most highly compensated executive officers whose compensation exceeded $100,000 in 2003 and by one additional individual whose compensation would have placed him among the four most highly compensated but for the fact that he was not serving as an executive officer of the Company at the end of the fiscal year-ended December 31, 2003 (the "Named Executive Officers").

                                                                                        LONG-TERM
                                          ANNUAL COMPENSATION                      COMPENSATION AWARDS
                             ---------------------------------------------      --------------------------
                                                                                RESTRICTED      SECURITIES      ALL OTHER
                                                              OTHER ANNUAL         STOCK        UNDERLYING       ANNUAL
NAME AND PRINCIPAL POSITION  YEAR      SALARY     BONUS       COMPENSATION      AWARD(S)($)     OPTIONS(#)   COMPENSATION(1)
---------------------------  ----     --------   --------     ------------      -----------     ----------   ---------------
Paul A. Ricci.............   2003     $300,000         --       $107,000(2)     $1,205,700(3)          --            --
  Chief Executive Officer    2002     $299,000   $ 25,000(4)    $107,000(2)             --      1,011,554            --
                             2001     $300,000   $ 39,700       $ 52,746(2)(5)          --             --            --
Wayne S. Crandall.........   2003     $225,000   $117,062(6)          --                --         50,000        $1,135
  Senior Vice President,     2002     $224,500         --             --                --        263,125        $7,125
  Sales and Business         2001     $225,000   $ 67,382       $  4,327(5)             --             --        $9,154
  Development(7)
David A. Gerth............   2003(8)  $134,711         --             --        $   13,495(9)     400,000        $2,250
  Senior Vice President,
  Chief Financial Officer
Jeanne F. McCann..........   2003(11) $223,125         --             --        $   17,997(10)    175,000        $1,788
  Senior Vice President,
  Research & Development
Richard S. Palmer.........   2003     $220,000         --       $ 10,000(12)    $   17,600(13)          0        $1,800
  Senior Vice President,     2002     $219,500         --             --                --         14,667        $6,967
  Corporate Business         2001     $220,000   $ 69,872       $  4,231(5)     $   90,750(14)    100,000        $7,017
  Development(15)
Robert J. Weideman........   2003     $210,000         --             --        $   29,393(16)     50,000        $1,900
  Sr. Vice President,        2002(17) $209,500   $ 42,000       $ 19,943(18)    $  200,002(19)     10,500        $6,650
  Productivity Applications

---------------

 (1) Represents Company matching contributions made under its 401(k) plan.

 (2) Represents allowance paid for remote living expenses.

 (3) Mr. Ricci received a Restricted Stock Award for 300,000 shares issued August 11, 2003. This Restricted Stock Award has 3-year cliff vesting, which vests in equal installments of 1/3 on each anniversary date of grant. The value of the unvested Restricted Stock as of December 31, 2003 was $1,595,700. Mr. Ricci also received an additional Restricted Stock Award that was awarded pursuant to the 2003 Company

     Bonus Incentive Program. The Restricted Stock Award was for 5,291 shares. This Restricted Stock Award has 1-year cliff vesting. The value of this award on the date of grant was $30,000.

 (4) Represents a bonus paid for successful completion of the Lernout & Hauspie acquisition.

 (5) Includes payment of one week of accrued vacation.

 (6) Represents commission payments pursuant to achievements under Mr. Crandall's Sales Incentive Plan.

 (7) Mr. Crandall has tendered his resignation as Sr. Vice President Sales and Business Development of the Company effective March 31, 2004.

 (8) Mr. Gerth joined the Company in May 2003 and became the Company's Senior Vice President and Chief Financial Officer in August 2003.

 (9) Mr. Gerth received a Restricted Stock Award that was awarded pursuant to the 2003 Company Bonus Incentive Program. The Restricted Stock Award was for 2,380 shares. The Restricted Stock Award has 1-year cliff vesting. The value of this award on the date of grant was $13,495.

(10) Ms. McCann received a Restricted Stock Award that was awarded pursuant to the 2003 Company Bonus Incentive Program. The Restricted Stock Award was for 3,174 shares. The Restricted Stock Award has 1-year cliff vesting. The value of this award on the date of grant was $17,997.

(11) Ms. McCann became an officer of the Company in February 2003 and assumed the position of Senior Vice President Research and Development in September 2003.

(12) Represents reimbursement of relocation expenses.

(13) Mr. Palmer received a Restricted Stock Award that was awarded pursuant to the 2003 Company Bonus Incentive Program. The Restricted Stock Award was for 3,104 shares. The Restricted Stock Award has 1-year cliff vesting. The value of this award on the date of grant was $17,600.

(14) Mr. Palmer received a Restricted Stock Award for 75,000 shares. This Restricted Stock Award has 2 1/2 year cliff vesting, which vests 100% on April 17, 2004. The value of the Restricted Stock Award as of December 31, 2003 was $399,000.

(15) Mr. Palmer stepped down as an executive officer and Chief Financial Officer in August 2003 and assumed the role of Senior Vice President, Corporate Development.

(16) Mr. Weideman received two Restricted Stock Awards that were awarded pursuant to the 2003 Company Bonus Incentive Program and pursuant to achievement of sales incentive plan targets. The Restricted Stock Award pursuant to the 2003 Company Bonus was for 1,481 shares. The Restricted Stock Award pursuant to achievements of sales incentive plan targets was for 3,703 shares. Both Restricted Stock Awards have 1-year cliff vesting. The value of these awards on the date of grant was $29,393.

(17) Mr. Weideman became the Company's Chief Marketing Officer in August 2002 and assumed the role of Sr. Vice President, Productivity Applications in August 2003.

(18) Represents reimbursement of relocation expenses.

(19) Mr. Weideman received a Restricted Stock Award in November 2001 for 58,824 shares. This Restricted Stock Award vests in equal installments of 1/3 on each anniversary date of grant. On November 27, 2002 and 2003, 19,608 shares vested at a value of $147,060 and $117,648, respectively. The value of the unvested Restricted Stock awards as of December 31, 2003 was $104,315.

CHANGE IN CONTROL AND EMPLOYMENT AGREEMENTS

     The Board has approved the acceleration of vesting of options for certain officers and the directors in the event of a change in control. A change in control includes a merger or consolidation of the Company not approved by the Board, certain changes in the composition of the Board, and certain changes in the ownership of the Company.

     Mr. Ricci serves as the Company's Chief Executive Officer and Chairman of the Board. The Company entered into a new employment agreement with Mr. Ricci effective August 21, 2003. Under his employment agreement, his annual base compensation is $300,000 through 12/31/03, with an increase in base compensa-tion to $400,000 from January 1, 2004 through June 30, 2005. On July 1, 2005 and each anniversary thereafter, his base compensation will increase by at least an additional $25,000. Mr. Ricci is also eligible to receive a target bonus of up to 50% of his base compensation for the fiscal year ending 2003 based upon the achievement of performance criteria established by the Compensation Committee of the Board. Mr. Ricci was paid $30,000 or 10% of his bonus opportunity in the form of Restricted Stock in 2003. For each fiscal year of the Company following its 2003 fiscal year, Mr. Ricci will be eligible to receive a target bonus of up to one-hundred percent (100%) of his then base compensation upon the achievement of performance criteria established by the Compensation Committee of the Board. The agreement also provided for the grant of 300,000 shares of Restricted Stock at a per share price equal to the par value of the Company's common stock. One-Third of the Restricted Stock will vest at the end of each twelve-month period following the date of grant. Mr. Ricci's severance (in the event of involuntary termination, including a change in control if terminated within six months following a change in control, other than for cause, death or disability) under the employment agreement would entitle him to a payment of his base compensation, as then in effect, for a period of 18 months, continued payment by the Company of the group medical, dental and vision continuation coverage premiums for Mr. Ricci and his eligible dependents for 18 months, full vesting of all options and restricted stock held by him that were unvested immediately prior to termination, and to exercise outstanding stock options until the end of the term of the applicable stock option. In the event of a termination due to death or disability, Mr. Ricci would be entitled to vesting of all of his unvested options and restricted stock and the receipt of company-paid coverage for a period of two (2) years for himself and eligible dependents under the Company's health benefit plans. Mr. Ricci's employment agreement also provides for a living expense allowance, not to exceed $107,000 annually, in connection with his relocation to the Massachusetts area, where our corporate headquarters are located and reimbursement for reasonable professional services expenses for tax, financial and/or estate planning services not to exceed $20,000 per calendar year.

     Mr. Patterson has tendered his resignation as President and a director of the Company effective March 22, 2004. As a result of Mr. Patterson's resignation, per an amended agreement with Mr. Patterson, approved by the Company's Compensation Committee, Mr. Patterson will receive his current annual salary for a period of eight (8) months and 9 days from the date of termination, which will be paid pursuant to the Company's standard payment practices and will receive health insurance continuation benefits at the Company's expense for the same period. In addition, on the termination date, 62,500 of Mr. Patterson's unvested options will accelerate. Mr. Patterson will have the right to exercise 187,500 options, which represents all vested stock options (and which includes the 62,500 accelerated options) for a period of one (1) year following the termination date. On March 22, 2005, Mr. Patterson will also receive, subject to compliance with the terms contained in his agreement, immediate vesting of 64,500 shares of restricted stock granted on March 25, 2003 and 2,910 shares of restricted stock granted on February 24, 2004.

     Mr. Crandall serves as the Company's Senior Vice President Sales and Business Development. Under the terms of a vesting agreement that he entered into in April 1999, all of Mr. Crandall's unvested stock options will immediately vest upon his involuntarily or constructive termination prior to, but in contemplation of, or within twelve months after, a change in control. Mr. Crandall has tendered his resignation as Sr. Vice President Sales and Business Development of the Company effective March 31, 2004.

     Ms. McCann serves as Senior Vice President of Research and Development. Under the terms of a Company letter addressed to Ms. McCann on February 17, 2003, in the event there is a change in control of the Company and Ms. McCann's employment is terminated within 6 months of the change in control, all of her stock options and restricted stock will become fully vested as of the effective date of the termination of her employment.

     Mr. Weideman serves as the Company's Sr. Vice President of the Productivity Business Unit. Under the terms of a Company letter addressed to Mr. Weideman on September 26, 2002, in the event there is a change in control of the Company and Mr. Weideman's employment is terminated within 6 months of the change in control, all of his stock options and restricted stock will become fully vested as of the effective date of the termination of his employment.

     Mr. Phillips serves as the Company's Chief Technical Officer. As part of Mr. Phillips offer letter, received in August 2003, in the event there is a change in control of the Company and Mr. Phillip's employment is terminated within 6 months of the change in control, all stock options and restricted stock will become fully vested as of the effective date of the termination of employment.

     Mr. Chambers serves as President of the SpeechWorks(R) Solutions division. As part of Mr. Chambers offer letter received in August 2003, in the event there is a change in control of the Company and Mr. Chambers employment is terminated within 6 months of the change in control, all stock options and restricted stock will become fully vested as of the effective date of the termination of his employment

     Mr. Gerth serves as the Company's Sr. Vice President and Chief Financial Officer. Under the terms of an offer letter received in May 2003, in the event there is a change in control of the Company and Mr. Gerth's employment is terminated within 6 months of the change in control, all of his stock options and restricted stock will become fully vested as of the effective date of the termination of his employment.

RECENT OPTION GRANTS

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2003 to the Named Executive Officers.

                                       PERCENT OF                                POTENTIAL REALIZABLE VALUE AT
                                      TOTAL OPTIONS                                 ASSUMED ANNUAL RATES OF
                         SECURITIES    GRANTED TO                                STOCK PRICE APPRECIATION FOR
                         UNDERLYING   EMPLOYEES IN    EXERCISE OR                      OPTION TERM($)(2)
                          OPTIONS        FISCAL       BASE PRICE    EXPIRATION   -----------------------------
NAME                     GRANTED(#)    YEAR(%)(1)      ($/SHARE)       DATE           5%              10%
----                     ----------   -------------   -----------   ----------   -------------   -------------
Paul A. Ricci..........        --            --             --             --             --              --

Wayne S. Crandall......    50,000(3)      .8248          $4.01       02/17/13     $  126,093      $  319,545

David A. Gerth.........   400,000(3)     6.5982          $5.73       06/02/13     $1,441,426      $3,652,858

Jeanne F. McCann.......   100,000(3)     1.6496          $4.01       02/17/13     $  252,187      $  639,091
                           75,000(4)     1.2372          $3.92       08/11/13     $  184,895      $  468,560

Richard S. Palmer......        --            --             --             --             --              --

Robert J. Weideman.....    50,000(3)      .8248          $4.01       02/17/13     $  126,093      $  319,545

---------------

(1) Based on options to purchase an aggregate of 6,062,250 shares of common stock granted to employees during fiscal 2003.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of five percent (5%) and ten percent (10%) compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of our common stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares of common stock. The actual gains, if any, on the stock option exercises will depend on the future performance of our common stock, the optionee's continued employment through applicable vesting periods and the date on which the options are exercised.

(3) Options granted to Mr. Crandall, Mr. Gerth, Ms. McCann and Mr. Weideman have a ten year term, and vest over a four year period, commencing 25% 1 year after grant date and 1/48 per month thereafter.

(4) Options granted to Ms. McCann have a ten year term, and vest on a quarterly basis in equal installments over a three year period.

     The following table shows the number of shares of common stock represented by outstanding stock options held by each of the Named Executive Officers as of December 31, 2003. (No stock appreciation rights were granted by the Company in 2003 and none were outstanding at December 31, 2003.)

     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                           OPTIONS AT 12/31/03        OPTIONS/SARS AT 12/31/03
                          SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
                            ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                          ---------------   --------   -----------   -------------   -----------   -------------
Paul A. Ricci...........           --             --    3,332,386       204,168      $10,015,950     $      0
Wayne S. Crandall.......      141,626       $614,049      538,780       187,501      $ 1,381,984     $ 68,084
David A. Gerth..........           --             --            0       400,000      $         0     $      0
Jeanne F. McCann........           --             --      141,416       245,834      $   139,874     $306,126
Richard S. Palmer.......      149,274       $564,369      446,643        68,750      $ 1,175,302     $159,500
Robert Weideman.........       43,056       $ 92,675      227,860       289,584      $   417,331     $525,501

---------------

(1) Based on a per share price of $5.32, the closing price of our common stock as reported by NASDAQ on December 31, 2003, the last trading day of the fiscal year, less the exercise price. The actual value of unexercised options fluctuates with stock market activity.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the Company's equity compensation plans as of December 31, 2003.

                                                                                                         (D)
                                                                                                NUMBER OF SECURITIES
                                          (A)                                                    REMAINING AVAILABLE
                                       NUMBER OF              (B)                 (C)            FOR FUTURE ISSUANCE
                                    SECURITIES TO BE   WEIGHTED AVERAGE    WEIGHTED AVERAGE         UNDER EQUITY
                                      ISSUED UPON      EXERCISE PRICE OF   REMAINING LIFE OF     COMPENSATION PLANS
                                      EXERCISE OF         OUTSTANDING         OUTSTANDING       (EXCLUDING SECURITIES
                                        OPTIONS             OPTIONS             OPTIONS        REFLECTED IN COLUMN (A)
                                    ----------------   -----------------   -----------------   -----------------------
Equity compensation plans approved
  by shareholders.................      6,026,555(1)         $3.40               6.87                 1,432,452
Equity compensation plans not
  approved by shareholders........     11,316,428(2)         $4.07               8.17                 3,125,393
                                       ----------                                                     ---------
Total equity compensation plans...     17,342,983            $3.82               7.69                 4,557,845

---------------

(1) This number excludes 502,649 options outstanding under several option plans assumed in the Caere acquisition. Options outstanding under these plans range from $2.28 to $5.93 with an average price of $3.8712 and have an average weighted life remaining of 3.98 years. All options under these plans are exercisable. Additional options cannot be issued under these plans.

(2) This number includes a Stand-Alone stock option grant issued to Paul Ricci -- CEO and Chairman of the Board -- 1,500,000 options at an exercise price of $1.3438 dated August 17, 2000. This option was issued in connection with the hiring of Mr. Ricci and was issued with a 2-year quarterly vesting schedule and a ten-year option term. In the event of termination of employment, Mr. Ricci will have the remaining term of the option to exercise the remaining options.

DESCRIPTION OF PLANS NOT ADOPTED BY STOCKHOLDERS

     In August 2000, the Board of Directors approved the 2000 Nonstatutory Stock Option Plan (the "NSO Plan"). This plan has not been approved by our stockholders. The NSO Plan, which has been amended from time to time, provides for the grant of nonstatutory stock options to employees and consultants. A total of 10,150,000 shares of Common Stock have been reserved for issuance under the NSO Plan. Of this amount, as of December 31, 2003, 6,565,228 shares were outstanding, and 2,254,163 shares were available for future grants. Of the 6,565,228 shares outstanding, all were granted at or above fair market value, ranging from $0.66 to $8.74 with an average price of $4.53, vesting schedules range from 2 to 4 years, and have a maximum term of 10 years. All future options will be issued at or above fair market value with a maximum option term of 7 years.

     Pursuant to the terms of the NSO Plan, executive officers of ScanSoft are not granted stock options under the NSO Plan. The administrator of the NSO Plan determines the terms and conditions of the stock options granted; provided, however that, in the absence of a specified time in the option agreement, the option will remain exercisable for (1) three months following the optionee's termination, other than for disability or death; (2) twelve months following the optionee's termination for disability; and (3) twelve months following the optionee's death.

     In August 2003, in connection with the SpeechWorks acquisition, the Company assumed the ScanSoft 2003 Stock Plan (formerly the SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Plan) (the "2003 Plan"). The 2003 Plan provides for the grant of nonstatutory stock options or stock purchase rights to employees and consultants that were not employed by the Company prior to the time of the acquisition. A total of 4,122,465 shares of Common Stock have been reserved for issuance under the 2003 Plan. Of this amount, as of December 31, 2003, 3,251,200 shares were outstanding, and 871,230 shares were available for future grants. Of the 3,251,200 shares outstanding, all were granted at or above fair market value, ranging from $3.92 to $5.81 with an average price of $4.39, vesting schedules ranging from 3 to 4 years, and have a maximum term of 10 years. All future options will be issued at or above fair market value with a maximum option term of 7 years.

     Pursuant to the terms of the 2003 Plan, the Plan Administrator determines the terms and conditions of the stock options or stock purchase rights awarded under the plan; provided, however that, in the absence of a specified time in the option agreement, the option will remain exercisable for (1) three months following the optionee's termination, other than for disability or death; (2) twelve months following the optionee's termination for disability; and (3) twelve months following the optionee's death.

                           RELATED PARTY TRANSACTIONS

     At December 31, 2003, Xerox Imaging Systems, Inc. a wholly-owned subsidiary of Xerox Corporation (together, referred to herein as "Xerox") beneficially owned approximately 15% of the Company's outstanding common stock and all of the Company's outstanding Series B Preferred Stock. In addition, Xerox had the opportunity to acquire additional shares of common stock pursuant to a warrant. The Company and Xerox have entered into multiple non-exclusive arms length agreements in which the Company grants Xerox the royalty-bearing right to copy and distribute certain versions of the Company's software programs with Xerox's multi-function peripherals. Xerox accounted for 5%, 5% and 11% of total net revenues during each of the years ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, Xerox owed the Company $1.9 million and $1.5 million, respectively, pursuant to these agreements, which are included in receivables from related parties in our consolidated financial statements included in our Annual Report filed on Form 10k.

     On March 19, 2004, Xerox Imaging Systems entered into a Securities Purchase Agreement with Warburg Pincus Private Equity VIII, L.P., and certain affiliated funds (collectively, "Warburg Pincus"), and, solely for purposes of certain sections of the agreement, the Company, pursuant to which Xerox Imaging Systems agreed to sell, transfer, assign and convey to Warburg Pincus 11,853,602 shares of our Common Stock, 3,562,238 shares of our Series B Preferred Stock, and a warrant that as of March 15, 2004 was exercisable for up to 525,732 shares of our Common Stock, representing the entirety of Xerox's interest in our securities (the "Xerox/Warburg Transaction"). In conjunction with the Xerox/Warburg Transaction, we agreed to sell Warburg Pincus a warrant to purchase 2.5 million shares of our Common Stock.

     In connection with the Xerox/Warburg Transaction, on March 19, 2004, the Company entered into a Stockholders Agreement with Warburg Pincus, pursuant to which the Company agreed, for so long as Warburg Pincus and its affiliates beneficially own at least 10,000,000 shares of the Company's Common Stock, the Board would take such action as is necessary to nominate and elect one (1) member of the Board who is designated by Warburg Pincus and approved by a majority of the Board. Mr. Janeway, who is a nominee to the board, is Warburg Pincus's initial designee.

     In connection with the Caere acquisition in the first quarter of 2000 and pursuant to a concurrent non-competition and consulting agreement, the Company agreed to pay in cash to the former Caere President and CEO, a current member of the Board of Directors of the Company, on the second anniversary of the merger, March 13, 2002, the difference between $13.50 and the closing price per share of ScanSoft common stock at that time, multiplied by 486,548. On March 5, 2002, the Company negotiated a deferred payment agreement with the former Caere President and CEO to terminate this agreement. Under the terms of the deferred payment agreement, the Company paid $1.0 million in cash on March 5, 2002 and agreed to make future cash payments totaling $3.3 million, with such amounts payable in equal quarterly installments of approximately $0.4 million over the following two years. During the year ended December 31, 2003, the Company paid four quarterly installments under this agreement totaling $1.6 million. In addition, Mr. Teresi also receives salary and benefit continuation pursuant to an Executive Compensation and Benefit Continuation Agreement assumed in connection with the Caere acquisition. This agreement provides for salary continuation benefits payable in our normal payroll cycle for a period of five years as well as continuation of medical insurance coverage's for Mr. Teresi and qualified dependents for the same period. Benefits will continue through March 2005.

     At December 31, 2003, Mr. Freker, a director of the Company, is a senior executive at Convergys Corporation. The Company and Convergys have entered into multiple non-exclusive agreements in which Convergys resells the Company's software. During the year ended December 31, 2003, Convergys accounted for approximately $0.3 million in total net revenues. As of December 31, 2003, Convergys owed the Company $0.2 million, pursuant to these agreements, which are included in receivables from related parties.

     During the year ended December 31, 2003, the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation acted as primary outside corporate and securities counsel and provided certain other services to the Company. Ms. Martin, a director of the Company, is a member of Wilson Sonsini Goodrich & Rosati. Aggregate fees and costs billed to the Company during the year ended December 31, 2003 by Wilson Sonsini Goodrich & Rosati were approximately $2,080,000.

                 COMPENSATION COMMITTEE REPORT ON COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. During the fiscal year ended December 31, 2003, the Compensation Committee consisted of Robert G. Teresi and Robert J. Frankenberg. In February 2004, the Board of Directors appointed Messrs. Robert J. Frankenberg and John C. Freker, Jr. to the Compensation Committee of the Board of Directors, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. No member of the Compensation Committee during this fiscal year ended December 31, 2003 was an employee of the Company or any of its subsidiaries.

COMPENSATION STRATEGY

     Generally, the Company's 2003 executive compensation programs consist of a base salary program, a performance-based cash bonus program and a long-term incentive plan consisting solely of nonqualified stock options. A large part of executive compensation is at-risk and tied to individual and Company performance. The Compensation Committee's executive compensation policy has the following objectives:

     - To align the interests of the Company's executives and other key employees with those of the Company's stockholders, employees, and customers;

     - To link compensation of executives to the Company's performance;

     - To target base salaries at about the 50th to 75th percentile and total annual cash incentive at about the 75th percentile for each executive as compared to his or her industry-specific peers; and

     - To offer significant levels of at-risk compensation in the form of stock options so that the long-term rewards available to the Company's executive officers will have a direct correlation to stockholder value.

FACTORS CONSIDERED IN ESTABLISHING COMPENSATION PACKAGES

     Several of the more important factors that were considered in establishing the components of each executive officer's compensation package are summarized below. Additional factors were also taken into account to a lesser degree.

     - Base Salary. The Compensation Committee reviews recommendations and sets the salary levels of executive officers in the spring of each year. This review is based on the duties and responsibilities that we expect each executive to discharge during the current year and upon the executive's performance during the previous year. We perform external market comparisons, relative to industry-specific peers, based on individual job responsibility. The Compensation Committee reviews companies whose employee size and annual revenue are similar to the Company's. The compensation for Mssrs. Ricci and Patterson is guided by the terms of their employment agreements.

     - Bonuses. The Company Bonus program was paid out in two increments during the 2003 fiscal year. 33.33% of the officers target annual bonus opportunity is tied to the first half business objectives and 66.67% of the officers target annual bonus opportunity is tied to the second half business objectives.

       Payments under the First Half 2003 Incentive for Performance Bonus Program, designed to reward 33.33% of the officers target annual bonus opportunity, were contingent upon the achievement of first half business objectives. The Committee, however, determined that these objectives were not met, and thus no first half bonuses were paid.

       Payments under the Second Half 2003 Incentive for Performance Bonus Program, designed to reward the remainder of the officers' annual target bonus opportunity, were contingent upon the achievement of year-end business objectives. The Committee determined that 30% of the year-end business objectives were achieved and that bonuses will be paid in the form of restricted stock to each of the Company's officers who were on the Company Bonus program for the fiscal year ended December 31, 2003. The number of shares granted was determined by dividing the fair market value on the date of issuance by 30% of each of the officers' second half 2003 bonus opportunity. The values of the bonuses paid in Restricted Stock are included in the "Long-Term Incentive-Restricted Stock Awards" column in the Summary Compensation Table.

     - Options. The Compensation Committee periodically approves grants of stock options to each of the Company's executive officers under the Company's stock option plans. The grants are designed to give executive officers the opportunity to build a meaningful stake in the Company, with the objective of aligning executive officers' long-range interests with those of the stockholders and encouraging the achievement of superior results over time. Each grant generally allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term. The Committee approved the issuance of grants to certain Named Executive Officers during 2003. Please see "Recent Option Grants" table for details of options granted during 2003.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Company entered into a new employment agreement with Mr. Ricci dated August 11, 2003. This employment agreement established the base annual salary of $300,000 through December 31, 2003 with an increase in base to $400,000 from January 1, 2004 through June 30, 2005. On July 1, 2005 and each anniversary thereafter, his base annual salary will increase by at least $25,000. Other items included in the

"Other Annual Compensation" and "All Other Annual Compensation" columns in the Summary Compensation Table include a living expense allowance that is paid to Mr. Ricci pursuant to his employment agreement. This Agreement also includes a target bonus of 50% of his base annual salary for fiscal year ending 2003 based upon achievement of performance criteria established by the Compensation Committee. The Compensation Committee approved 30% of Mr. Ricci's second-half target bonus opportunity to be paid in the form of Restricted Stock. The value of the Restricted Stock is included in the "Long-Term Incentive -- Restricted Stock Award" columns in the Summary Compensation Table. For each fiscal year of the Company following its 2003 fiscal year, Mr. Ricci will be eligible to receive a target bonus of up to 100% of his then base annual salary based upon achievement of performance criteria established by the Compensation Committee. The Agreement also includes the issuance of a Restricted Stock Award for 300,000 shares of common stock of the Company at a per share purchase price equal to the par value of the Company's common stock. One-third of the Restricted Stock will vest at the end of each twelve-month period following the date of grant. In addition, at least once during each fiscal year, the Compensation Committee has agreed to consider granting Mr. Ricci additional options. The number and terms and conditions of any options granted to Mr. Ricci will be determined in the discretion of the Compensation Committee, but the Compensation Committee generally will seek to grant options to Mr. Ricci in an amount and on terms and conditions that are at least as favorable as option grants received by senior officers of companies comparable to the Company. Mr. Ricci did not receive any additional stock options during fiscal year 2003.

     The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. This section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its chief executive officer or any of its four other highest-paid officers. This section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of Section 162(m). The Compensation Committee concluded that Section 162(m) should not reduce the tax deductions available to the Company and that no changes to our compensation program were needed in this regard. However, the Compensation Committee may from time to time approve compensation that is not deductible under this Section.

                                          Robert J. Frankenberg
                                          John C. Freker, Jr.

                               PROPOSAL NUMBER 2

                AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock par value $0.001 the Company is authorized to issue from 140,000,000 shares of Common Stock to 280,000,000 shares. As of March 15, 2004, of the 140,000,000 shares of Common Stock the Company is currently authorized to issue, 104,378,973 shares of Common Stock were outstanding, 21,258,796 shares of Common Stock were reserved for issuance under the Company's stock-based compensation plans, and 11,636,457 shares of Common Stock were reserved for issuance upon exercise of other outstanding convertible securities.

     The Company is also authorized to issue up to 40,000,000 shares of preferred stock, par value $0.001 per share. The Company has designated 100,000 shares as Series A Preferred Stock, none of which are issued and outstanding, and 15,000,000 as Series B Preferred Stock, 3,562,238 of which are issued and outstanding.

     The purpose of the amendment is to allow the Company to have a sufficient number of shares of authorized and unissued Common Stock which can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of a special stockholder's meeting to approve such additional authorized Common Stock. Such corporate purposes could include, without limitation; the issuance of shares in connection with stock splits or stock dividends, the issuance of shares upon exercise of options granted under the Company's various stock option plans or in connection with other employee benefit plans, the issuance of shares in connection with equity financings and the issuance of shares in connection with acquisitions.

     The increase in authorized common stock will not have an immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Certificate of Incorporation and applicable laws and regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the Company's existing stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting right of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in authorized shares of common stock be used as a type of antitakeover device.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

     The affirmative vote of a majority of the Company's outstanding shares of Common Stock is required for approval of this proposal. Unless marked to the contrary, proxies received will be voted "FOR" the amendment of the Company's certificate of incorporation.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES.

                                   PROPOSAL 3

              APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK PLAN

     The stockholders are being asked to approve the Company's amended and restated 2000 Stock Plan (the "2000 Plan") so that we can continue to use the 2000 Plan to achieve the Company's goals. In March 2004, the Board of Directors approved the amended and restated 2000 Plan, subject to approval from the Company's stockholders at the Annual Meeting. If the stockholders approve the amended and restated 2000 Plan, it will replace the current version of the 2000 Plan. Otherwise, the current version of the 2000 Plan will remain in effect. The Company's named executive officers and directors have an interest in this proposal.

     The stockholders are being asked to approve an increase to the number of shares of Common Stock authorized for issuance under the 2000 Plan from 4,750,000 shares to 7,250,000 shares, an increase of 2,500,000 shares. The stockholders are also being asked to approve an amendment to the 2000 Plan to permit the award of restricted stock units and stock appreciation rights under the 2000 Plan. The 2000 Plan currently allows for the grant of stock options and awards of restricted stock. While we believe that restricted stock units and stock appreciation rights can currently be made under the 2000 Plan through the grant of other types of awards already permitted under the 2000 Plan, we want to avoid any confusion that the Company may grant such awards under the 2000 Plan. If the Company's stockholders approve the amended and restated 2000 Plan, no more than 1,000,000 shares of Common Stock reserved thereunder will be able to be awarded pursuant to awards of restricted stock and restricted stock units. The amended and restated 2000 Plan has also been amended to provide that stock options and stock appreciation rights will not have a term greater than seven
(7) years. We are not proposing to amend the 2000 Plan in any other material respect.

     We believe strongly that the approval of the amended and restated 2000 Plan is essential to the Company's continued success. The Company's employees are its most valuable assets. Stock options and other awards such as those provided under the amended and restated 2000 Plan are vital to the Company's ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company's goals. While the Company does not have any specific plans or commitments to issue stock options or awards under the 2000 Plan at this time, for the reasons stated above and to ensure the Company can continue to grant stock awards to key employees of the Company at levels determined appropriate by the Board and the Compensation Committee of the Board, the stockholders are being asked to approve the amended and restated 2000 Plan.

DESCRIPTION OF THE 2000 PLAN

     The essential features of the 2000 Plan are outlined below. The following summary of the principal provisions of the 2000 Plan as proposed to be amended and restated is qualified in its entirety by reference to the full text of the 2000 Plan, which is included as Annex C hereto.

General

     The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and employees and consultants of its parent and subsidiary companies and to promote the success of the Company's business. The 2000 Plan authorizes the Board of Directors or one or more of its committees to grant stock options, restricted stock units, rights to purchase restricted stock and stock appreciation rights, which are referred to individually as an "Award."

Administration

     The 2000 Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 2000 Plan.

Number of Shares of Common Stock Available Under the Incentive Plan

     Assuming stockholders approve this proposal, a total of 7,250,000 shares of Common Stock will have been reserved for issuance under the amended and restated 2000 Plan. As of February 29, 2004, 2,801,965 shares of Common Stock were available for issuance under the 2000 Plan. Of these 2,801,965 shares, no more than 1,000,000 shares will be available for grant as restricted stock awards or restricted stock units.

Eligibility

     Nonstatutory stock options, stock purchase rights (i.e., awards of restricted stock), restricted stock units and stock appreciation rights may be granted under the 2000 Plan to employees, directors and consultants of the Company and employees and consultants of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. As of February 29, 2004, we had 805 employees, 8 directors (including 2 employee directors), and 98 consultants. The Administrator, in its discretion, selects the employees, directors and consultants to whom Awards may be granted, the time or times at which such Awards will be granted, and the exercise price and number of shares subject to each such grant; provided, however, the exercise price of a stock option and a stock appreciation right may not be less than 100% of the fair market value of the Common Stock on the date such Award is granted.

Limitations

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code") places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock appreciation rights granted to such persons, the 2000 Plan provides that no service provider may be granted, in any fiscal year of the Company, options or stock appreciation rights to purchase more than 750,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock appreciation rights to purchase up to an additional 750,000 shares of Common Stock.

Terms and Conditions of Options

     Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of a stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. As of February 27, 2004, the closing price of the Company Common Stock as reported on the Nasdaq Stock Market was $5.46 per share.

          The Company may not reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future under the 2000 Plan; cancel and re-grant options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

          (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The

     2000 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

          (c) Term of Option. No stock option or stock appreciation right granted under the amended and restated 2000 Plan may have a term greater than seven years after the date of grant. The current 2000 Plan allows for the grant of options with a ten-year maximum term. In the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

          (d) Termination of Service. The Administrator determines the length of the post-termination exercise period of a stock option. In the absence of a time specified in a participant's Award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant's service relationship terminates due to the participant's death or disability, in which case the participant or the participant's estate or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination, within 12 months from the date of such termination.

          (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

Stock Purchase Rights

     In the case of stock purchase rights, (i.e. rights to acquire restricted stock), unless the Administrator determines otherwise, the Award agreement will grant the Company a repurchase option exercisable upon the termination of the participant's service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will generally be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator.

     Restricted Stock Units. If the stockholders approve this proposal, the Administrator will be able to grant restricted stock units under the 2000 Plan. Each restricted stock unit award will be evidenced by an Award agreement that will specify the period of restriction, the number of shares granted and all other terms and conditions as the Administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Administrator will determine the number of shares granted pursuant to a restricted stock unit award, but as discussed above, the Administrator will not be permitted to grant more than 1,000,000 shares of Common Stock for issuance pursuant to Awards of restricted stock and restricted stock units.

     Stock Appreciation Rights. If the stockholders approve this proposal, the Administrator will be able to grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of Common Stock. The Administrator will determine the exercise price of a stock appreciation right, which will be no less than 100% of the fair market value of the Common Stock on the date of grant, and the term of each stock appreciation right, which will not be greater than seven (7) years from the date of grant. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the 2000 Plan. The Administrator will determine the number of shares granted to a service provider pursuant to a stock appreciation right, but as discussed above, the Administrator will not be permitted to grant to a service provider, in any fiscal year of the Company, more than 750,000 shares of Common Stock for issuance pursuant to awards of stock appreciation rights. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted stock appreciation rights to purchase up to an additional 750,000 shares of Common Stock.

     After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant's Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

Adjustments Upon Changes in Capitalization

     In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of Common Stock subject to the 2000 Plan, the number of shares of Common Stock that may be issued pursuant to Awards of restricted stock and restricted stock units, the maximum number of shares of Common Stock that may be issued to service providers in any fiscal year pursuant to Awards of stock options and stock appreciation rights, the number and class of shares of stock subject to any outstanding Award, and the exercise price of any such outstanding Award.

     In the event of a liquidation or dissolution, any unexercised Award will terminate. The Administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the Award, including shares as to which the Award would not otherwise be exercisable.

     In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding Award will be assumed or an equivalent Award substituted by the successor corporation. If the successor corporation refuses to assume the Awards or to substitute substantially equivalent Awards, the participant will have the right to exercise the option and stock appreciation right as to all of the shares subject to the Award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for restricted stock units will be deemed achieved, and all other terms and conditions met. In such event, the Administrator will notify the participant that the Award is fully exercisable for fifteen (15) days from the date of such notice and that the Award terminates upon expiration of such period.

Amendment and Termination of the Plan

     The Board may amend, alter, suspend or terminate the 2000 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 2000 Plan to the extent the Board determines it necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any Award previously granted under the 2000 Plan without the written consent of the participant. Unless terminated earlier, the 2000 Plan will terminate ten years from the date the 2000 Plan was originally adopted by the Board.

Plan Benefits

     The amount and timing of Awards granted under the 2000 Plan are determined in the sole discretion of the Administrator and therefore cannot be determined in advance. The benefits or amounts that were received by, or allocated to, the CEO, the other Named Executive Officers, all current executive officers as a group, the current Directors of the Company who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group under the 2000 Plan for 2003 and 2004 to date are represented below.

2003 FISCAL YEAR

                                                             AVERAGE      NUMBER OF     DOLLAR VALUE
                                                NUMBER OF   PER SHARE     SHARES OF     OF SHARES OF
                                                 OPTIONS    EXERCISE     RESTRICTED      RESTRICTED
NAME AND POSITION                                GRANTED      PRICE     STOCK GRANTED   STOCK GRANTED
-----------------                               ---------   ---------   -------------   -------------
Paul A. Ricci.................................         0          0        300,000       $1,176,000
Wayne S. Crandall.............................    50,000      $4.01              0                0
David A. Gerth................................         0          0              0                0
Jeanne F. McCann..............................   175,000      $3.97              0                0
Richard Palmer................................         0          0              0                0
Robert J. Weideman............................    50,000      $4.01              0                0
Executive Group...............................   295,000      $3.99        300,000       $1,176,000
Non-Executive Director Group..................         0          0              0                0
Non-Executive Officer Employee Group..........   100,000      $5.18              0                0

2004 TO DATE

                                                             AVERAGE      NUMBER OF     DOLLAR VALUE
                                                NUMBER OF   PER SHARE     SHARES OF     OF SHARES OF
                                                 OPTIONS    EXERCISE     RESTRICTED      RESTRICTED
NAME AND POSITION                                GRANTED      PRICE     STOCK GRANTED   STOCK GRANTED
-----------------                               ---------   ---------   -------------   -------------
Paul A. Ricci.................................         0          0          5,291       $   30,000
Wayne S. Crandall.............................         0          0              0                0
David A. Gerth................................   100,000      $5.67         81,745       $  463,494
Jeanne F. McCann..............................    75,000      $5.67         82,539       $  467,996
Richard Palmer................................         0          0         41,905       $  237,601
Robert J. Weideman............................    50,000      $5.67         42,221       $  239,393
Executive Group...............................   225,000      $5.67        253,701       $1,438,485
Non-Executive Director Group..................         0          0              0                0
Non-Executive Officer Employee Group..........         0          0        226,167       $1,282,367

     The future benefits or amounts that would be received under this amendment to the 2000 Stock Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if this amendment to the 2000 Stock Plan had been in effect cannot be determined.

Federal Income Tax Consequences

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights (i.e., Restricted Stock) and Restricted Stock
Units. A participant generally will not have taxable income at the time an award of restricted stock and restricted stock units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

     Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

     Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the 2000 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company's Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the amended and restated 2000 Plan and setting limits on the number of options and stock appreciation rights that any individual may receive. The Incentive Plan has been designed to permit the Administrator to grant options and stock appreciation rights that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2000 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

     The affirmative vote of a majority of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amended and restated 2000 Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the amended and restated 2000 Plan.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
                     AMENDED AND RESTATED 2000 STOCK PLAN.

                                   PROPOSAL 4

          AMENDMENT OF THE SCANSOFT 1995 EMPLOYEE STOCK PURCHASE PLAN

     The ScanSoft 1995 Employee Stock Purchase Plan (the "1995 ESPP") provides employees with an opportunity to purchase Common Stock through accumulated payroll deductions. Employees make such purchases by participation in regular offering periods from which they may withdraw at any time.

     The Board has approved an amendment to the 1995 ESPP, subject to stockholder approval, to increase the number of shares authorized for issuance thereunder from 1,500,000 to 2,500,000. If the amendment is approved, Section 12 of the 1995 ESPP would read in its entirety as follows:

     "The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be two million five hundred thousand (2,500,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18." (Change shown in italics.)

     The essential features of the 1995 ESPP are outlined below. The following summary of the principal provisions of the 1995 ESPP as proposed to be amended is qualified in its entirety by reference to the full text of the 1995 ESPP, which is included as Annex D hereto.

GENERAL

     The 1995 ESPP is intended to qualify under the provisions of Section 423 of the Code, is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA. A total of 1,500,000 shares are currently authorized to be issued under the 1995 ESPP. As of February 29, 2004, a total of 1,005,277 shares had been issued to employees under the 1995 ESPP, and 494,723 shares remained available for future issuance. The average per share issuance price for shares purchased by employees under the 1995 ESPP to date is approximately $3.02. As of February 29, 2004, approximately 805 employees were eligible to participate in the 1995 ESPP.

PURPOSE

     The purpose of the 1995 ESPP is to provide employees with an opportunity to purchase Common Stock through accumulated payroll deductions. Employees make such purchases by participation in regular offering periods from which they may withdraw at any time.

ADMINISTRATION

     The 1995 ESPP may be administered by the Board or a committee appointed by the Board. Currently the 1995 ESPP is administered by the Board. The ScanSoft board of directors or its committee has full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the 1995 ESPP, to construe and interpret the 1995 ESPP, and to make all other determinations necessary or advisable for the administration of the 1995 ESPP.

ELIGIBILITY

     Any person who, on the first day of an offering period, is customarily employed by the Company for at least 20 hours per week and more than five months in any calendar year is eligible to participate in the 1995 ESPP.

OFFERING DATES

     In general, the 1995 ESPP is implemented by a series of offering periods of 12 months duration, with new offering periods commencing on or about February 16 and August 16 of each year. Each offering period consists of two consecutive purchase periods of six months duration, with the last day of such period being designated a purchase date. The Board has the power to change the duration and frequency of the offering and purchase periods with respect to future offerings without stockholder approval if such change is announced at least fifteen days prior to the scheduled beginning of the first offering or purchase period to be affected.

PARTICIPATION IN THE PLAN

     Eligible employees may participate in the 1995 ESPP by completing an enrollment form provided by ScanSoft and filing it with the Company prior to the applicable offering date, unless a later time for filing the enrollment form is set by the Company for all eligible employees with respect to a given offering. The enrollment form currently authorizes payroll deductions of not less than 1% and not more than 12% of the participant's eligible compensation on the date of the purchase.

PURCHASE PRICE

     The purchase price per share sold under the 1995 ESPP is a price equal to the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or the purchase date. The fair market value is the per share closing price of the common stock on the NASDAQ National Market as of such date reported by NASDAQ.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may be up to 12% of a participant's eligible compensation received on each payday during the offering period. Eligible compensation is defined in the 1995 ESPP to include the regular straight time gross earnings excluding payments for overtime, shift premium, incentive compensation, bonuses and commissions. A participant may discontinue his or her participation in the 1995 ESPP at any time during the offering period prior to a purchase date, and may decrease the rate of his or her payroll deductions once during the offering period by completing and filing a new enrollment form. No interest accrues on the payroll deductions of a participant in the 1995 ESPP.

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing an enrollment form to participate in the 1995 ESPP, the participant is entitled to have shares placed under option. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically at the end of each purchase period at the applicable price. Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the 1995 ESPP if immediately after the grant of the option he or she would own 5% or more of the voting power or value of all classes of the Company's stock or of any of the Company's subsidiaries (including stock which may be purchased under the 1995 ESPP or pursuant to any other options), nor shall any participant be granted an option which would permit the participant to buy pursuant to all of ScanSoft's employee stock purchase plans more than $25,000 worth of stock determined at the fair market value of the shares at the time the option is granted) in any calendar year.

TERMINATION OF EMPLOYMENT

     Upon termination of a participant's continuous status as an employee prior to the purchase date of an offering period for any reason, including retirement or death, he or she will be deemed to have elected to withdraw from the Plan and the contributions credited to his or her account but not yet used to exercise his or her option under the Plan will be returned to him or her.

NONTRANSFERABILITY

     No rights or accumulated payroll deductions of a participant under the 1995 ESPP may be pledged, assigned or transferred for any reason.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may at any time amend or terminate the 1995 ESPP, except that such termination shall not affect options previously granted.

CERTAIN FEDERAL INCOME TAX INFORMATION

     The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 1995 ESPP does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

     The 1995 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ScanSoft ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

     The affirmative vote of a majority of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the 1995 ESPP. Unless marked to the contrary, proxies received will be voted "FOR" approval of the 1995 Employee Stock Purchase Plan.

     THE SCANSOFT BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SCANSOFT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT OF THE SCANSOFT 1995 EMPLOYEE STOCK PURCHASE PLAN.

                               PROPOSAL NUMBER 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed PricewaterhouseCoopers LLP ("PwC") as independent auditors for the Company for the fiscal year ending December 31, 2004.

     The stockholders are asked to ratify the appointment of PwC as independent auditors for the Company for the fiscal year ending December 31, 2004. A representative of PwC is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Although ratification by stockholders is not required by law, the Board is submitting the selection of PwC for ratification as a matter of good corporate governance. Should the stockholders fail to ratify the appointment of PwC as independent auditors, the Audit Committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the Audit Committee may appoint new independent auditors at any time during the year if they believe that such a change would be in the best interests of the Company and its stockholders.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of PricewaterhouseCoopers LLP as independent auditors for the Company's fiscal year ending December 31, 2004.

PRICEWATERHOUSECOOPERS LLP FEES DURING FISCAL YEARS 2003 AND 2002

     The following table sets forth the approximate aggregate fees to ScanSoft, Inc. during fiscal years 2003 and 2002 from PricewaterhouseCoopers LLP:

                                                                 2003         2002
                                                              ----------   ----------
Audit Fees(1)...............................................  $1,438,000   $  966,000
Audit Related Fees(2).......................................  $  604,000   $1,180,000
Tax Fees(3).................................................  $1,010,000   $  824,000
Other Services..............................................  $       --   $       --
                                                              ----------   ----------
  Total Fees................................................  $3,052,000   $2,970,000
                                                              ==========   ==========

---------------

(1) Audit Fees: This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q, statutory audits required by non-U.S. jurisdictions and employee-benefit plan audits. This category also consists of services that are normally provided by the independent auditors in connection with regulatory filings including consents, comfort letters and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit Related: This category consists primarily of due diligence related to acquisitions, audits in connection with acquisitions, accounting consultations and consultations concerning financial accounting and reporting standards and advisory services associated with the Sarbanes-Oxley Act of 2002.

(3) Tax Fees: This category consists of tax compliance, tax planning and tax advice including tax return preparation, refund claims, assistance with tax audits and appeals, advice related to mergers and acquisitions, and requests for rulings or technical advise from tax authorities. In 2003, the total tax fees consisted of approximately $273,000 for tax compliance services, $247,000 for tax due diligence services, $250,000 for tax planning services, and $240,000 for tax advice related to compliance requirements.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent auditors. On May 5, 2003, the Audit Committee approved the retention of PWC as the Company's independent auditors for 2003 and pre-approved certain audit services, audit-related services, tax and other services. Specifically, the Audit Committee pre-approved the Company's independent auditors working on (a) integrated projects with a budget no greater that $50,000 and (b) non-project related, non-audit services with a budget no greater than $15,000 per month for international services and $20,000 per month for US services. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During 2003, all services provided by the Company's independent auditors were pre-approved by the Audit Committee in accordance with this policy.

RECOMMENDATION OF THE BOARD

     Unless marked to the contrary, proxies received will be voted "FOR" approval of the ratification of the appointment of PwC as independent auditors for the Company for the fiscal year ending December 31, 2004.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF
           APPOINTMENT OF PWC AS THE COMPANY'S INDEPENDENT AUDITORS.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is responsible for providing an independent, objective review of the Company's accounting functions and internal controls. During the fiscal year ended Decem-ber 31, 2003, the Audit Committee was comprised of Messrs. Frankenberg, Teresi and Myers, and was governed by a written charter first adopted and approved by the Board of Directors in June 2001, and as amended during fiscal 2003 on April 29, 2003. The Audit Committee met four times during the fiscal year ended December 31, 2003. Each of the members of the Audit Committee, other than Mr. Teresi, was independent based upon the independence standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations. The Board of Directors has determined that Mr. Teresi is not "independent" by reason of the deferred payments he receives from the Company in connection with arrangements in place relating to the Company's acquisition of Caere. Under these arrangements, the Company paid Mr. Teresi $1.0 million in cash on March 5, 2002, and agreed to make future cash payments totaling $3.3 million, with such amounts payable in equal quarterly installments of approximately $0.4 million over the following two years. During the year ended December 31, 2003, the Company paid four quarterly installments under this agreement totaling $1,638,116. In addition, Mr. Teresi receives salary and benefit continuation pursuant to an Executive Compensation and Benefit Continuation Agreement assumed in connection with the Caere acquisition. This agreement provides for salary continuation benefits payable in our normal payroll cycle for a period of five years as well as continuation of medical insurance coverages for Mr. Teresi and qualified dependents for the same period. Benefits will continue through March 2005. The Board of Directors determined that exceptional and limited circumstances existed and Mr. Teresi's membership on the Audit Committee in fiscal 2003 was in the best interests of the Company and its stockholders due to Mr. Teresi's experience in the technology industry and his familiarity with the Company's business as the prior President and CEO of Caere, as well as Mr. Teresi's understanding of accounting and finance matters. The Board of Directors further determined that notwithstanding Mr. Teresi's interest in the deferred payments described above, Mr. Teresi would be able to exercise independent judgment and to perform his Audit Committee responsibilities in a fair and impartial manner.

     In February 2004, the Board of Directors appointed Messrs. Robert Finch, Robert J. Frankenberg and Mark B. Myers to the Company's Audit Committee, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Audit Committee has met three times since our fiscal year end.

     In connection with the Company's audited financial statements for the year ended December 31, 2003, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

     On February 24, 2004, an Amended and Restated Audit Committee Charter was adopted by the Board of Directors governing the Audit Committee, a copy of which is attached to this proxy statement as Annex B.

                                          Robert J. Frankenberg, Chairman
                                          Mark B. Myers
                                          Robert M. Finch

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 15, 2004, as to (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our Common Stock; (2) each of our directors; (3) each officer named in the Summary Compensation Table; and (4) all current directors and executive officers of the Company as a group.

     Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. All shares of Common Stock subject to options exercisable within 60 days of March 15, 2004 are deemed to be outstanding and beneficially owned by the persons holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

     Subject to the paragraph above, percentage ownership of outstanding shares is based on 104,378,973 shares of Common Stock outstanding as of March 15, 2004.

                                                                           PERCENT OF
                                                                NUMBER     OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                         OWNED        SHARES
---------------------------------------                       ----------   -----------
Xerox Imaging Systems, Inc.(2)(3)...........................  15,941,572      14.7%
  800 Long Ridge Road
  Stamford, CT 06904
Warburg Pincus(3)(4)........................................  18,441,572      16.6%
  466 Lexington Avenue
  New York, NY 10017
William H. Janeway(3)(4)....................................  18,441,572      16.6%
State of Wisconsin Investment Board.........................  11,389,000      10.9%
  P.O. Box 7842
  Madison, WI 53707
Westfield Capital Management Co. LLC........................   6,975,000       6.7%
  One Financial Center
  Boston, MA 02111
Wellington Management Co. LLP...............................   5,406,100       5.2%
  75 State Street
  Boston, MA 02109
Paul A. Ricci(5)............................................   3,982,095       3.7%
Robert J. Frankenberg(6)....................................     236,708         *
John C. Freker, Jr. ........................................      31,911         *
Robert M. Finch.............................................      21,082         *
Katharine A. Martin(7)......................................     121,000         *
Mark B. Myers(8)............................................     100,000         *
Robert G. Teresi(9).........................................     267,186         *
Wayne S. Crandall(10).......................................     490,195         *
David A. Gerth(11)..........................................      81,745         *
Jeanne F. McCann(12)........................................     280,205         *
Richard S. Palmer(13).......................................     551,368         *
Robert Weideman(14).........................................     367,436         *
All directors and executive officers as a group (16
  persons)(15)..............................................  26,737,977      22.9%

---------------

* Less than 1%.

 (1) Unless otherwise indicated, the address for the following stockholders is c/o ScanSoft, Inc., 9 Centennial Drive, Peabody, Massachusetts 01960.

 (2) Includes a warrant that as of March 15, 2004 was exercisable for up to 525,732 shares of our common stock, and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie this warrant and the Series B shares have not been converted into common stock and are factored into the calculation of Xerox's beneficial ownership only for the purposes of this table. As of March 15, 2004, Xerox owned 11,853,602 shares of our common stock. All of these securities are owned of record by Xerox Imaging Systems, Inc., a wholly-owned subsidiary of Xerox Corporation.

 (3) On March 19, 2004, Xerox Imaging Systems entered into a Securities Purchase Agreement with Warburg Pincus Private Equity VIII, L.P., and certain affiliated funds (collectively, "Warburg Pincus"), and, solely for purposes of certain sections of the agreement, the Company, pursuant to which Xerox Imaging Systems agreed to sell, transfer, assign and convey to Warburg Pincus 11,853,602 shares of our common stock, 3,562,238 shares of our Series B Preferred Stock, and a warrant that as of March 15, 2004 was exercisable for up to 525,732 shares of our common stock (the "Xerox/Warburg Transaction"), representing the entirety of Xerox's interest in the securities. In conjunction with the Xerox/Warburg Transaction, we agreed to sell Warburg Pincus a warrant to purchase 2.5 million shares of our Common Stock.

 (4) Includes two warrants that as of March 15, 2004 were exercisable for up to 525,732 shares of our common stock and 2,500,000 shares of our common stock, respectively, and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie the warrants and the Series B shares have not been converted into common stock and are factored into the calculation of Warburg Pincus' beneficial ownership only for the purposes of this table.

 (5) Includes options to acquire 3,517,804 shares of our common stock that are exercisable through May 14, 2004. Includes restricted stock, which was issued pursuant to two restricted stock agreements. 5,291 shares of Restricted Stock will vest 100% on February 24, 2005 and 300,000 shares of Restricted Stock issued on August 11, 2003 will vest 1/3 on each anniversary of the date of grant.

 (6) Represents options to acquire shares of our common stock that are exercisable through May 14, 2004.

 (7) Includes options to acquire 120,000 shares of our common stock that are exercisable through May 14, 2004.

 (8) Represents options to acquire shares of our common stock that are exercisable through May 14, 2004.

 (9) Includes options to acquire 95,000 shares of our common stock that are exercisable through May 14, 2004.

(10) Represents options to acquire shares of our common stock that are exercisable through May 14, 2004.

(11) Represents shares of restricted stock, which were issued pursuant to two restricted stock agreements. 2,380 shares of Restricted Stock will vest 100% on February 24, 2005 and 79,365 shares of Restricted Stock issued on February 24, 2004 will vest 100% on February 24, 2007 (subject to acceleration upon the achievement of certain Company goals).

(12) Includes options to acquire 197,666 shares of our common stock that are exercisable through May 14, 2004 and shares of restricted stock, which were issued pursuant to two restricted stock agreements. 3,174 shares of Restricted Stock will vest 100% on February 24, 2005 and 79,365 shares of Restricted Stock issued on February 24, 2004 will vest 100% on February 24, 2007 (subject to acceleration upon the achievement of certain Company goals).

(13) Includes options to acquire 432,463 shares of our common stock that are exercisable through May 14, 2004 and shares of restricted stock, which were issued pursuant to three restricted stock agreements. 75,000 shares of restricted stock vest 100% on April 17, 2004, 3,104 shares of Restricted Stock will vest

     100% on February 24, 2005 and 38,801 shares of Restricted Stock issued on February 24, 2004 will vest 100% on February 24, 2007 (subject to acceleration upon the achievement of certain Company goals).

(14) Includes options to acquire 284,110 shares of our common stock that are exercisable through May 14, 2004 and shares of restricted stock, which were issued pursuant to three restricted stock agreements. 19,608 shares of Restricted Stock will vest on November 27, 2004; 5,184 shares of Restricted Stock will vest 100% on February 24, 2005 and 37,037 shares of Restricted Stock issued on February 24, 2004 will vest 100% on February 24, 2007 (subject to acceleration upon the achievement of certain Company goals).

(15) Includes options to acquire 5,661,446 shares of our common stock that are exercisable through May 14, 2004 and shares of restricted stock, which were issued pursuant to restricted stock agreements. 19,608 shares of Restricted Stock issued to Mr. Weideman will vest on November 27, 2004; 75,000 shares of Restricted Stock issued to Mr. Palmer will vest on April 17, 2004, 21,619 shares of Restricted Stock issued to several officers will vest 100% on February 24, 2005, 372,134 shares issued to several officers of Restricted Stock issued on February 24, 2004 will vest 100% on February 24, 2007 (subject to acceleration upon the achievement of certain Company goals), 51,238 shares of Restricted Stock assumed in connection with the SpeechWorks acquisition will vest 100% on March 25, 2007, 67,410 shares issued to Mr. Patterson which will vest 100% on March 22, 2005 (subject to compliance with the terms contained in his agreement), and 300,000 shares issued to Mr. Ricci which will vest over a three-year period in increments of 1/3 on each grant date anniversary. Also includes, as outlined in footnote 4 above, two warrants that as of March 15, 2004 were exercisable for up to 525,732 shares of our common stock and 2,500,000 shares of our common stock, respectively, and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie the warrants and the Series B shares have not been converted into common stock and are factored into the calculation of Warburg Pincus' beneficial ownership only for the purposes of this table.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's executive officers, directors and certain stockholders to file reports of ownership and changes in ownership of the Common Stock with the Commission. Based upon a review of such reports, the Company believes that all reports required by section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed on time.

                               PERFORMANCE GRAPH

     The following performance graph compares the Company's cumulative total return on its Common Stock for a five-year period with the cumulative total return of the Russell 2000, and the S&P Information Technology indices assuming $100 was invested in the Company's Common Stock and each of the indices on December 31, 1998. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

    COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN SCANSOFT, INC.
                     COMMON STOCK ON DECEMBER 31, 1998 VS.
              RUSSELL 2000 AND S&P INFORMATION TECHNOLOGY INDICES

                            [PERFORMANCE LINE GRAPH]


----------------------------------------------------------------------------------------------------------------
                                                              Cumulative Total Return
                                        ------------------------------------------------------------------------
                                     12/98        12/99        12/00        12/01        12/02        12/03
 Scansoft, Inc.                       100.00       336.84        39.49       362.11       437.89       448.00
 Russell 2000                         100.00       121.26       117.59       120.52        95.83       141.11
 S&P Information Technology           100.00       178.74       105.63        78.31        49.01        72.16

                                 OTHER MATTERS

     Other Matters. Management knows of no business or nominations that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Not Soliciting Materials. The information contained in this Proxy Statement under the captions "Report of the Audit Committee", "Compensation Committee Report on Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

                                          By Order of the Board of Directors,

                                          (-s- Katharine A. Martin)

                                          KATHARINE A. MARTIN
                                          Secretary

Peabody, Massachusetts
April 14, 2004

                                                                      APPENDIX A

                                CHARTER FOR THE
                            NOMINATING COMMITTEE OF
                                 SCANSOFT, INC.

PURPOSE:

     The purpose of the Nominating Committee of ScanSoft, Inc. (the "Company") is to ensure that the Board of Directors (the "Board") is properly constituted to meet its fiduciary obligations to stockholders and the Company. To carry out this purpose, the Nominating Committee shall: (1) assist the Board by identifying prospective director nominees and recommending to the Board the director nominees for the next annual meeting of stockholders; and (2) recommend to the Board the directors that shall serve on each committee of the Board.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

     - The Nominating Committee shall be comprised of no fewer than two (2) members.

     - The members of the Nominating Committee shall meet the independence requirements of the Nasdaq Stock Market, except as otherwise permitted by the rules of the Nasdaq Stock Market.

     - The members of the Nominating Committee shall be appointed and replaced by the Board.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

     - Evaluate the current composition and organization of the Board and its committees; determine future requirements; and make recommendations to the Board concerning the appointment of directors to committees of the Board, and recommend the selection of chairs of committees of the Board.

     - Determine on an annual basis the desired qualifications, expertise and characteristics for potential directors and conduct searches for director candidates that have corresponding attributes.

     - Evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board. In performing these tasks the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

     - Form and delegate authority to subcommittees when appropriate.

     - Make regular reports to the Board.

     - Review and re-examine this Charter annually and make recommendations to the Board with respect to any proposed changes.

     - Review annually its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

     - In performing its responsibilities, the Nominating Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

MEETING AND MINUTES:

     - Members of the Nominating Committee shall meet at least semiannually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill their responsibilities.

     - The Nominating Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

                                                                         ANNEX B

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                 SCANSOFT, INC.
            (AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 24, 2004)

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of ScanSoft, Inc. (the "COMPANY") shall be to:

     - Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

     - Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

     - Prepare the Audit Committee report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

     - Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

     - Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe, or as may be required by law from time to time.

     The Board and management shall ensure that the Audit Committee has adequate funding and other resources and authority to discharge its responsibilities as determined by the Audit Committee.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors, all of whom in the judgment of the Board of Directors shall be independent in accordance with the listing standards of the Nasdaq Stock Market. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company's financial statements. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with the listing standards of the Nasdaq Stock Market. In addition, Audit Committee members will satisfy any additional requirements mandated by rules and regulations of the SEC or the listing standards of the Nasdaq Stock Market. The Audit Committee will review its membership annually for compliance with the above requirements and provide a certification to the Board of Directors of the Company that each of its members complies with the foregoing requirements.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     - Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

     - Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

     - Pre-approving all audit services provided to the Company by the independent auditors; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permitted under applicable SEC rules or applicable laws, with the independent auditors;

     - Pre-approving non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard the Audit Committee shall have the authority to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to management of the Company except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors;

     - Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence, and to the extent there are relationships, monitoring and investigating them, including actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and presenting such information to the Board of Directors; (iii) receiving and reviewing a report by the independent auditors describing any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities and any steps taken to deal with any such issues; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented ("SAS 61"); and (v) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

     - Recommending to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence;

     - Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

     - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     - Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     - Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     - Reviewing and discussing with management and the Company's independent auditors the preparation and content of any officer certifications required by the SOA or the SEC to be filed with the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K or any other periodic report;

     - Discussing with management and internal audit representatives the activities, organizational structure and qualifications of the Company's internal audit function;

     - Reviewing any reports by management or internal auditors regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls and reviewing before release the disclosure regarding the Company's system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

     - Overseeing compliance with legal requirements for disclosure of auditor's services and Audit Committee members, member qualifications and activities;

     - Reviewing, approving and monitoring the Company's code of business conduct and ethics when such code is adopted;

     - Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     - Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

     - If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

     - As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

     - Reviewing and approving in advance any proposed related party transactions, including, without limitation, approving all transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404;

     - Reviewing its own charter, structure, processes and membership requirements on an annual basis

     - Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

     - Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

     The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

     Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

     Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

     The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

                                                                         ANNEX C

                                 SCANSOFT, INC.

                                2000 STOCK PLAN
                 (AS AMENDED AND RESTATED AS OF MARCH 25, 2004)

     1. Purposes of the Plan.  The purposes of this Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees, Directors and Consultants, and

     - to promote the success of the Company's business.

     The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

          (c) "Applicable Laws" means the requirements relating to the administration of equity-based awards under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (d) "Award" means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

          (e) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (f) "Board" means the Board of Directors of the Company.

          (g) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

          (h) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (i) "Common Stock" means the common stock of the Company.

          (j) "Company" means ScanSoft, Inc. a Delaware corporation.

          (k) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (l) "Director" means a member of the Board.

          (m) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (q) "Fiscal Year" means the fiscal year of the Company.

          (r) "Freestanding SAR" means an SAR that is granted independent of any Option.

          (s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (t) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (v) "Option" means a stock option granted pursuant to the Plan.

          (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (x) "Optioned Stock" means the Shares subject to an Award.

          (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z) "Participant" means the holder of an outstanding Award, which shall include an Optionee.

          (aa) "Plan" means this 2000 Stock Plan, as amended and restated.

          (bb) "Restricted Stock" means Shares acquired pursuant to a grant of Stock Purchase Rights under Section 9 of the Plan or pursuant to the early exercise of an Option.

          (cc) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Participant evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (dd) "Restricted Stock Unit" means an Award granted to a Participant pursuant to Section 11.

          (ee) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (ff) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (gg) "Service Provider" means an Employee, Director or Consultant.

          (hh) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (ii) "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as an SAR.

          (jj) "Stock Purchase Right" means the right to purchase Shares pursuant to Section 9 of the Plan.

          (kk) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (ll) "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which will require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR will be canceled to the same extent).

     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is [7,250,000] Shares; provided, however, that in no event shall more than [1,000,000] Shares issuable under the Plan be granted pursuant to Awards of Stock Purchase Rights and Restricted Stock Units. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (i) If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Awards may be granted hereunder;

          (iii) to determine the number of Shares to be covered by each Award granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (viii) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

          (ix) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          (xi) to allow a Participant to defer the receipt of payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; or

          (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

     5. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) The following limitations shall apply to grants of Options and Stock Appreciation Rights:

          (i) No Service Provider shall be granted, in any Fiscal Year, Options or Stock Appreciation Rights covering more than 750,000 Shares.

          (ii) In connection with his or her initial service, a Service Provider may be granted Options or Stock Appreciation Rights covering up to an additional 750,000 Shares, which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 14.

          (iv) If an Option or Stock Appreciation Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or Stock Appreciation Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Appreciation Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Appreciation Right and the grant of a new Option or Stock Appreciation Right.

     (c) The exercise price of any Option or SAR outstanding or to be granted in the future under the Plan shall not be reduced or cancelled and re-granted at a lower exercise price (including pursuant to any "6 month and 1 day" cancellation and re-grant scheme), regardless of whether or not the Shares subject to the cancelled Options or SARs are put back into the available pool for grant. In addition, the Administrator shall not replace underwater Options or SARs with restricted stock in an exchange, buy-back or other scheme. Moreover, the Administrator shall not replace any Options or SARs with new options or stock appreciation rights having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

     7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

     8. Stock Options

     (a) Term of Option. The term of each Option shall be stated in the Award Agreement, but in no event shall the term of an Option be more than seven (7) years from the date of grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

     (b) Option Exercise Price and Consideration.

          (i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (iii) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

             (1) cash;

             (2) check;

             (3) promissory note;

             (4) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

             (6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

             (7) any combination of the foregoing methods of payment; or

             (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     (c) Exercise of Option.

     (i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

          a) An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

          b) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant's estate or, if none, by the person(s) entitled to exercise the Option under the Participant's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (v) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

     9. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase (subject to the limits set forth in Section 3), the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     10. Stock Appreciation Rights

     (a) Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. The Administrator may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

     (b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

     (c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will determine the terms and conditions of SARs granted under the Plan; provided, that, the exercise price of an SAR is at least 100% of the Fair Market Value of the Shares subject to the SAR; provided, further, the exercise price of Tandem or Affiliated SARs will equal the exercise price of the related Option.

     (d) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR will be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and
(iii) the Tandem SAR will be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

     (e) Exercise of Affiliated SARs. An Affiliated SAR will be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR will not necessitate a reduction in the number of Shares subject to the related Option.

     (f) Exercise of Freestanding SARs. Freestanding SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

     (g) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

     (h) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 8(c) also will apply to SARs.

     (i) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

          (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

          (ii) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     11. Restricted Stock Units.

     (a) Grant of Restricted Stock Units. Restricted Stock Units may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to each Participant, subject to the limits set forth in Section 3 of the Plan.

     (b) Value of Restricted Stock Units. Each Restricted Stock Unit will have an initial value that is established by the Administrator on or before the date of grant.

     (c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." Each award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

     (d) Earning of Restricted Stock Units. After the applicable Performance Period has ended, the holder of Restricted Stock Units will be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Restricted Stock Unit.

     (e) Form and Timing of Payment of Restricted Stock Units. Payment of earned Restricted Stock Units will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units at the close of the applicable Performance Period) or in a combination thereof.

     (f) Cancellation of Restricted Stock Units. On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

     12. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

     13. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

     14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3 and 6 of the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

     For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award (or in the case of Restricted Stock Units, the number of implied shares determined by dividing the value of the Restricted Stock Units by the per Share consideration received by holders of Common Stock in the merger or sale of assets), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

     Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's corporate structure post-merger or post-sale of assets will not be deemed to invalidate an otherwise valid Award assumption.

     15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

     16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

     17. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     18. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                         ANNEX D

                              AMENDED AND RESTATED

                                 SCANSOFT, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of ScanSoft, Inc, as proposed to be amended and restated:

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the common stock of the Company.

     (d) "Company" shall mean ScanSoft, Inc., a Delaware corporation.

     (e) "Compensation" shall mean an Employee's regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

     (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

     (h) "Designated Subsidiary" shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (i) "Employee" shall mean any person who is an employee of an Employer for tax purposes and is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Employer.

     (j) "Employer" shall mean the Company and any Designated Subsidiary of the Company.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "Offering Date" shall mean the first Trading Day of each Offering
Period.

     (m) "Offering Period" shall mean a period of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 16 and August 16 of each year and terminating on the last Trading Day in the periods ending twelve
(12) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 hereof.

     (n) "Plan" shall mean this 1995 Employee Stock Purchase Plan.

     (o) "Purchase Date" shall mean the last Trading Day of each Purchase
Period.

     (p) "Purchase Period" shall mean the approximately six (6) month period commencing after one Purchase Date and ending with the next Purchase Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Purchase Date.

     (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (r) "Trading Day" shall mean a day on which U.S. national stock exchanges and the Nasdaq System are open for trading.

     3. Eligibility.

     (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) hereof and the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of such stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by a series of consecutive, overlapping Offering Periods, with a new Offering Period commencing on the first Trading Day on or after February 16 and August 16 of each year (or at such other time or times as may be determined by the Board), and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Eligible Employees may not participate in more than one Offering Period at a time.

     5. Participation.

     (a) An Employee who is eligible to participate in the Plan pursuant to
Section 3 hereof may become a participant in the Plan by completing an enrollment form provided by the Company for such purpose and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the enrollment form is set by the Board for all eligible Employees with respect to a given Offering Period.

     (b) Payroll deductions for a participant shall commence on the first payroll paid following the Offering Date and shall end on the last payroll paid in the Offering Period to which the enrollment form is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. Method of Payment of Contributions.

     (a) At the time a participant files his or her enrollment form as provided in Section 5 hereof, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twelve percent (12%) of such participant's Compensation on each such payday. All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

     (b) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new enrollment form authorizing the decrease in Contribute rate. The change in rate shall be effective as of the beginning of the next calendar month following the date of the Company's receipt of the new enrollment form, if the form is received at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month. A participant's enrollment form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (c) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's Contributions may be decreased to zero percent (0%) at any time during a Offering Period. Contributions shall recommence at the rate provided in such participant's enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (d) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.

     7. Grant of Option.

     (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date during such Offering Period a number of shares of Common Stock determined by dividing such participant's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the purchase price specified in Section 7(b) below; provided, however, that the maximum number of shares a participant may purchase during each Purchase Period shall be two thousand (2,000) shares (subject to any adjustment pursuant to Section 18 hereof), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a participant may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     (b) The purchase price per share of Common Stock covered by each option granted under the Plan shall be the lower of: (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date. The fair market value of the Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by The Nasdaq National Market ("Nasdaq") or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

     8. Exercise of Option.

     (a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares of Common Stock will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased for such participant at the applicable purchase price specified in Section 7(b) hereof with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. No fractional shares of Common Stock shall be purchased; any Contributions accumulated in a participant's account that are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other cash remaining to the credit of a participant's account under the Plan after the Purchase Date shall be returned to said participant. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     (b) If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Period then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 19 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Offering Date.

     9. Delivery. As promptly as practicable following each Purchase Date on which a purchase of shares of Common Stock occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. If permitted by the Company, the shares will be electronically delivered to a brokerage account for the benefit of the participant.

     10. Voluntary Withdrawal; Termination of Employment.

     (a) A participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after the Company's receipt of his or her notice of withdrawal and his or her option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, Contributions shall not resume at the beginning of the succeeding Offering Period unless the participant files a new enrollment form in accordance with Section 5 hereof.

     (b) Upon termination of a participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account but not yet used to exercise his or her option under the Plan will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and his or her option will be automatically terminated.

     (c) In the event an Employee fails to remain in Continuous Status as an Employee for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account but not yet used to exercise his or her option under the Plan will be returned to him or her, and his or her option will be automatically terminated.

     (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period that commences after the termination of the Offering Period from which the participant withdraws or in any similar plan which may hereafter be adopted by the Company.

     11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

     12. Stock.

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be two million five hundred thousand (2,500,000) shares, subject to adjustment upon changes in the capitalization of the Company as provided in Section 18 hereof. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

     (b) The participant will have no right to vote or receive dividends or any other rights as a shareholder of the Company with respect to the shares covered by his or her option until such option has been exercised and certificates representing such shares have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the participant as provided in Section 9 hereof.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan, and shall have full and exclusive discretionary power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

     14. Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to a Purchase Date on which the option is exercised but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the purchase price per share, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the purchase price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the maximum number of shares each participant may purchase during each [Purchase] Period (pursuant to Section 7 hereof), shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date, and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in
Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the purchase price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19. Amendment or Termination.

     (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 and this Section 19 hereof, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

     (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (i) altering the purchase price per share of the shares offered in any Offering Period including an Offering Period underway at the time of the change in purchase price;

          (ii) shortening any Offering Period so that Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Board action; and

          (iii) allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued with respect to an option under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. No Effect on Employment. Nothing in the Plan shall be deemed to give any Employee the right to be retained in the employ of any Employer or to interfere with the right of the Employer to discharge the Employee at any time.

     23. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty
(20) years unless sooner terminated under Section 19 hereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 SCANSOFT, INC.

       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2004

The undersigned stockholder of ScanSoft, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 14, 2004, and hereby appoints Paul A. Ricci and David A. Gerth, or one of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of ScanSoft, Inc. to be held on May 14, 2004 at 9:00 a.m., local time, at the Marriott Hotel, 8A Centennial Drive, Peabody, Massachusetts, and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on March 15, 2004 as hereinafter specified upon the proposals listed on the reverse side. All previous proxies are hereby revoked.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK VOTES AS IN THIS EXAMPLE.[X]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS BELOW.

THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD AS TO ANY ONE NOMINEE OR NOMINEES.

1. To elect eight (8) members of the Board of Directors, to serve until his or her successor shall be duly elected and qualified:

 VOTE FOR [ ]          WITHHOLD VOTE [ ]          VOTE FOR, EXCEPT WITHHOLD AS
                              SET FORTH BELOW [ ]

       Robert M. Finch      Robert J. Frankenberg      John C. Freker, Jr.

        William H. Janeway        Katharine A. Martin       Mark B. Myers

                 Paul A. Ricci                 Robert G. Teresi

Withhold from the following nominee(s)

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

2. To amend our Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 140,000,000, par value $0.001, to 280,000,000, par value $0.001.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

3. To approve the amended and restated 2000 Stock Option Plan, which has been amended to among other things, increase the number of shares that may be issued under the Plan from 4,750,000 to 7,250,000, an increase of 2,500,000 shares.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

4. To amend our 1995 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the Plan from 1,500,000 to 2,500,000, an increase of 1,000,000 shares.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]
                                                   MARK HERE FOR ADDRESS CHANGE
                                                   AND NOTE AT LEFT [ ]

                                                   Please sign exactly as your
                                                   name appears hereon. When
                                                   shares are registered in the
                                                   names of two or more persons,
                                                   whether as joint tenants, as
                                                   community property or
                                                   otherwise, both or all of
                                                   such persons should sign.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee, guardian or another
                                                   fiduciary capacity, please
                                                   give full title as such. If a
                                                   corporation, please sign in
                                                   full corporate name by
                                                   President or other authorized
                                                   person. If a partnership,
                                                   please sign in partnership
                                                   name by authorized person.

Signature:  __________________________________  Date: _____________
             Signature:  __________________________________  Date: _____________